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


Household Consumer Loan Trust, Series 1997-1
Deposit Trust Calculations
Previous Due Period Ending                          Jan 31, 2000
Current Due Period Ending                           Feb 29, 2000
Prior Distribution Date                             Feb 14, 2000
Distribution Date                                   Mar 14, 2000


Beginning Trust Principal Receivables           3,883,262,955.14
Average Principal Receivables                   3,883,045,875.41
FC&A Collections (Includes Recoveries)             65,131,529.09
Principal Collections                             117,198,410.85
Additional Balances                                48,756,508.59
Net Principal Collections                          68,441,902.26
Defaulted Amount                                   28,941,883.40
Miscellaneous Payments                                      0.00
Principal Recoveries                                1,585,306.00

Beginning Participation Invested Amount           404,968,517.13
Beginning Participation Unpaid Principal          404,968,517.13
Balance
Ending Participation Invested Amount              394,812,220.10
Ending Participation Unpaid Principal Balance     394,812,220.10

Accelerated Amortization Date                       Feb 28, 2002
Is it the Accelerated Amortization Period?                     0
0=No

OC Balance as % of Ending Participation                   8.521%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                  0
Average  >or=4.25%)

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 404,968,517.13
Numerator for Fixed Allocation                    414,204,093.50
Denominator - Max(Sum of Numerators, Principal  3,883,045,875.41
Receivables)
Applicable Allocation Percentage                        10.4291%
Investor FC&A Collections                           6,792,662.15

Series Participation Interest Default Amount
Numerator for Floating Allocation                 404,968,517.13
Denominator - Max(Sum of Numerators, Principal  3,883,045,875.41
Receivables)
Floating Allocation Percentage                          10.4291%
Series Participation Interest Default Amount        3,018,391.23


Principal Allocation Components
Numerator for Floating Allocation                 404,968,517.13
Numerator for Fixed Allocation                    414,204,093.50
Denominator - Max(Sum of Numerators, Principal  3,883,045,875.41
Receivables)

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Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through           7.2500%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               7.2500%
(c) Rate Sufficient to Cover Interest, Yield             5.9094%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          404,968,517.13
Principal Balance
(e) Actual days in the Interest Period                        29
Series Participation Monthly Interest, [a*d*e]      2,365,128.63

Series Participation Interest Interest                      0.00
Shortfall
Previous Series Participation Interest Interest             0.00
Shortfall

Additional Interest                                         0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections,          10,156,297.03
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)       7,137,905.80
or e]
(b) prior to Accelerated Amort. Date or not         7,137,905.80
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                      10.4291%
(d) Net Principal Collections                      68,441,902.26
(e) after Accelerated Amort Date or Early Amort    12,501,542.11
Period, [f*g]
(f) Fixed Allocation Percentage                         10.6670%
(g) Collections of Principal                      117,198,410.85

(h) Minimum Principal Amount, [Min(i,l)]            5,890,916.15
(i)  Floating Allocation Percentage of             12,222,793.18
Principal Collections
(j)  2.2% of the Series Participation Interest      8,909,307.38
Invested Amount
(k) Series Participation Interest Net Default       3,018,391.23
Payment Amount
(l)  the excess of (j) over (k)                     5,890,916.15

(m) Series Participation Interest Net Default       3,018,391.23
Payment Amount

(n) Optional Repurchase Amount (principal only)             0.00
at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin. Collections     6,792,662.15
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                 0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other               0.00
than HFC
Series Participation Interest Monthly Interest      2,365,128.63
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall             0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        3,018,391.23
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-            0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                  674,947.53
Excess [Sec. 4.11(a)(vi)]                             734,194.76

Series Participation Investor Charge Off [Sec.              0.00
4.12(a)]

Seller's Interest                                 901,502,076.32

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

Series 1997-1  Owner Trust Calculations
Due Period Ending        Feb 29, 2000
Payment Date             Mar 15, 2000



Calculation of Interest Expense


Index (LIBOR)     5.885000%

Accrual end date          Mar 15, 2000
accrual beginning date    Feb 15, 2000
days in Interest Period             29


               Class A-1     Class A-2   Class A-3   Class B   Certificate     Overcoll
                                                                                 Amount
Beginning     210,497,336   40,496,852  52,645,907  38,472,009  28,347,796     34,508,616
Unpaid
Principal
Balance

Previously           0.00         0.00        0.00        0.00        0.00
unpaid
interest/yield

Spread to          0.125%       0.250%      0.350%      0.650%      1.000%
index

Rate            6.010000%    6.135000%    .235000%   6.535000%   6.885000%
(capped at
12.5%, 14%,
14%, 14%, 15%)

Interest/Yield  1,019,099      200,139     264,421     202,528     157,224
Payable on the
Principal
Balance

Interest on          0.00         0.00        0.00        0.00        0.00
previously
unpaid
interest/yield

Interest/Yield  1,019,099      200,139     264,421     202,528     157,224
Due

Interest/Yield  1,019,099      200,139     264,421     202,528     157,224
Paid


SUMMARY



Beginning     210,497,336   40,496,852  52,645,907  38,472,009    28,347,796   34,508,616
Security
Balance

Beginning     210,497,336   40,496,852  52,645,907  38,472,009    28,347,796
Adjusted
Balance

Principal       5,279,350    1,015,630   1,320,319     964,848       710,941      949,578
Paid

Ending        205,217,986   39,481,222  51,325,589  37,507,161    27,636,855   33,643,407
Security
Balance

Ending        205,217,986   39,481,222  51,325,589  37,507,161    27,636,855
Adjusted
Balance

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Ending                                                             7.0000%
Certificate
Balance as %
Participation
Interest Invested
Amount

Targeted
Balance       205,302,354   39,481,222  51,325,589  37,507,161  27,636,855

Minimum
Adjusted                    16,000,000  20,800,000  15,200,000  11,200,000     13,600,000
Balance

Certificate
Minimum                                                          3,987,998
Balance

Ending OC
Amount as                                                                      25,333,775
Holdback
Amount

Ending OC
Amount as                                                                       8,309,632
Accelerated
Prin Pmts



Beginning            0.00         0.00        0.00        0.00        0.00           0.00
Net Charge offs

Reversals            0.00         0.00        0.00        0.00        0.00           0.00

Charge offs          0.00         0.00        0.00        0.00        0.00           0.00

Ending Net
Charge offs          0.00         0.00        0.00        0.00        0.00           0.00

Interest/Yield
Paid per       $1.3967920   $4.1695588  $4.2375221  $4.4414125  $4.6792845
$1000

Principal Paid
per $1000      $7.2359517  $21.1589521 $21.1589521 $21.1589522 $21.1589521



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Series 1997-1  Owner Trust Calculations
Due Period                                          February 2000
Payment Date                                         Mar 15, 2000


Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections        10,156,297.03
(b) Series Participation Interest Charge Offs                0.00
(c) Lesser of Excess Interest and Carryover                  0.00
Charge offs

Accelerated Principal Payment                           84,368.44

Series Participation Interest Monthly Interest       2,365,128.63

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A-1 Interest Distribution- Sec.          1,019,099.47
3.05(a)(i)(a)
  Pay Class A-2 Interest Distribution- Sec.            200,138.82
3.05(a)(i)(b)
  Pay Class A-3 Interest Distribution- Sec.            264,421.38
3.05(a)(i)(c)
  Pay Class B Interest Distribution- Sec.              202,528.41
3.05(a)(i)(d)
  Pay Certificates the Certificate Yield- Sec.         157,223.96
3.05(a)(i)(e)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A-1 to Targeted Principal Balance-       5,194,981.94
Sec. 3.05(a)(ii)(a)
  Pay Class A-2 to Targeted Principal Balance        1,015,629.70
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance        1,320,318.61
subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance            964,848.22
subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)

Pay Certificate Yield if not paid pursuant to                0.00
Sec. 3.05 (a)(i)(e)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance        710,940.79
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt            949,577.77
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A-1 to Targeted Principal Balance                0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance                0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance                0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance                  0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)             84,368.44
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)                  0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)                  0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)                    0.00

Principal up to Optimal Monthly Principal
  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)                 0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)                 0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)                 0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)                   0.00
  Pay Certificates up to Certificate Minimum                 0.00
Balance or zero- Sec. 3.05(a)(vi)(e)
  Pay HCLC Optimum Monthly Principal provided                0.00
OC >0- Sec. 3.05(a)(vi)(f)


Remaining Amounts to Holder of Designated              437,348.15
Certificate - Sec. 3.05(a)(vii)




Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt        949,577.77
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                     0.00
provided OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total            84,368.44
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback        865,209.33
Amount
To HCLC any remaining amounts                                0.00

Principal paid to the Designated Certificate             7,109.41

offs
Reversals           0.00        0.00         0.00       0.00
0.00         0.00
Charge offs         0.00        0.00         0.00       0.00
0.00         0.00
Ending Net          0.00        0.00         0.00       0.00
0.00         0.00
Charge Offs


Interest/Yi   $1.3967920  $4.1695588   $4.2375221 $4.4414125
$4.6792845
eld Paid
per $1000
Principal     $7.2359517 $21.1589521  $21.1589521 $21.1589522
$21.1589521
Paid per
$1000



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